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                                                                    EXHIBIT 10.3


                            FIRST AMENDMENT TO SECOND
                      AMENDED AND RESTATED CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT is dated as of December 18, 1998 (this "Amendment"), and is among MHC OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Borrower"), MANUFACTURED HOME COMMUNITIES, INC., a Maryland corporation (the "REIT"), each of the undersigned "Lenders", WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as "Agent", "Swingline lender" and "Issuing Lender", BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, in its capacity as "Syndication Agent", and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as "Documentation Agent". Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement referenced below.

          WHEREAS, the parties hereto have previously entered into that certain Second Amended and Restated Credit Agreement dated as of April 28, 1998 (the "Credit Agreement"); and

          WHEREAS, the parties hereto now desire to (i) increase the amount of the Facility from One Hundred Fifty Million Dollars ($150,000,000) to One Hundred Seventy-Five Million Dollars ($175,000,000), and (ii) add LASALLE NATIONAL BANK ("LNB") as a "Lender" under the Credit Agreement. The Lenders who are original parties to the Credit Agreement are herein referred to as the "Existing Lenders."

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto agree as follows:

          1. Facility Amount. The amount of the Facility is hereby increased from One Hundred Fifty Million Dollars ($150,000,000) to One Hundred Seventy-Five Million Dollars ($175,000,000). The amount by which the Facility is increased is referred to herein as the "Facility Increase Amount."

          2. Assignment and Assumption. Each Existing Lender hereby assigns to LNB that portion of its Commitment equal to its Pro Rata Share of the Facility Increase Amount. LNB hereby accepts and assumes such portions of the Commitments of the Existing Lenders, and shall hereafter constitute a "Lender" under the Credit Agreement with a Commitment as described in Section 3 hereof. Each Existing Lender hereby represents and warrants that it is not in default of any of its obligations under the Credit Agreement.

          3. Commitments. As of the date hereof, the Commitment of each of the undersigned Lenders shall be in the amount set out under such Lender's name under the heading "Commitment" on the counterpart signature pages attached to this Amendment.


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          4. Conditions to Effectiveness. The effectiveness of this Agreement is subject to satisfaction of each of the following conditions precedent:

          (a) Borrower shall have executed and delivered to Agent for the benefit of LNB a Loan Note in favor of LNB in the amount of Twenty-Five Million Dollars ($25,000,000) and substantially in the form attached hereto as Exhibit A;

          (b) Borrower shall have delivered to Agent for the benefit of the Existing Lenders and LNB the following corporate and partnership documents:

               (i) With respect to Borrower: a certified copy of Borrower's limited partnership agreement; a certified copy of Borrower's Certificate of Limited Partnership; a certificate of existence for Borrower from the State of Illinois; and a certificate of Borrower's Secretary or an officer comparable thereto (a "Secretary's Certificate") with respect to Borrower and pertaining to authorization, incumbency and by-laws, if any; and

               (ii) With respect to the REIT: certified copies of the REIT's certificate of incorporation and by-laws; a good standing certificate of the REIT from the State of Maryland; and a Secretary's Certificate with respect to the REIT pertaining to authorization, incumbency and by-laws; and

          (c) Borrower shall have delivered to Agent for the benefit of the Existing Lenders and LNB a favorable opinion of counsel for Borrower and the REIT in form and substance reasonably satisfactory to Agent and its counsel.

          5. LNB Acknowledgments. LNB hereby represents and warrants to each of the Existing Lenders as follows:


          (a) LNB has made and shall continue to make its own independent investigation of the financial condition, affairs and creditworthiness of Borrower and any other person or entity obligated under the Loan Documents.

          (b) LNB has received copies of the Loan Documents and such other documents, financial statements and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender under the Credit Agreement.

          6. No Existing Lender Responsibility. No Existing Lender makes any representation or warranty regarding, or assumes any responsibility to LNB for:

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          (a) The execution, effectiveness, genuineness, validity,
     enforceability, collectibility or sufficiency of the Loan Documents or any representations, warranties, recitals or statements made in the Loan Documents or in any financial or other written or oral statement, instrument, report, certificate or any other documents furnished or made available to LNB with respect to the Facility, Borrower or the REIT;

          (b) The performance or observance of any of the terms, covenants or agreements contained in any of the Loan Documents or as to the existence or possible existence of any Unmatured Event of Default or Event of Default under the Loan Documents;

          (c) The accuracy or completeness of any information furnished or made available to LNB with respect to the Facility, Borrower or the REIT; or

          (d) Any investigation of the financial condition, affairs or creditworthiness of Borrower or the REIT, or to provide LNB with any credit or other information with respect thereto.

          7. LNB Bound by Credit Agreement. Effective on the date hereof, LNB
(a) shall be deemed to be a party to the Credit Agreement, (b) agrees to be bound by the Credit Agreement to the same extent as it would have been if it had been an original Lender thereunder, and (c) agrees to perform in accordance with their respective terms all of the obligations which are required under the Loan Documents to be performed by it as a Lender which first arise on or after the date hereof. LNB appoints and authorizes Agent to take such actions as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Without limitation of the foregoing, LNB agrees to be bound by the provisions of Section 12.23 of the Credit Agreement.

          8. Consent of Borrower and the REIT.

          (a) Borrower hereby consents to the assignment and assumption set forth in Section 2 hereof, and the inclusion of LNB as a Lender under the Loan Documents as provided herein.

          (b) The REIT hereby consents to the terms of this Amendment and agrees that the REIT Guaranty remains valid and enforceable and that the REIT has no defenses or offsets to enforcement against the REIT under the REIT Guaranty. The REIT hereby confirms that the REIT Guaranty remains effective with respect to the Loans, the maximum principal amount of which is increased by the increase in the amount of the Facility as provided herein.


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          9. Representations and Warranties. Borrower hereby represents and warrants as follows:

          (a) All of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent such representation and warranty is made as of a specified date, in which case such representation and warranty is true and correct as of such specified date.

          (b) No Event of Default or Unmatured Event of Default exists as of the date hereof.

          10. Effect on Credit Agreement. The Credit Agreement and all other Loan Documents (each as amended, supplemented or otherwise modified hereby) shall remain in full force and effect and are hereby ratified and confirmed in all respects. Except as expressly provided herein or pursuant hereto, the execution, delivery, performance and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents.

          11. Miscellaneous

          (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original and binding upon the party signing such counterpart; all such counterparts taken together shall constitute one and the same instrument.

          (b) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

          (c) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          (d) Entire Agreement. This Amendment is the entire agreement among the parties with respect to the matters addressed herein, and may not be modified except by written modification signed by all parties hereto.


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          (e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns (as permitted under the Credit Agreement).

          (f) Fees and Expenses. Simultaneously herewith, Borrower has paid a loan fee to LNB and an amendment fee to the Existing Lenders in amounts previously agreed among Borrower and LNB and Borrower and the Existing Lenders, as the case may be. Pursuant to Section 12.01(a) of the Credit Agreement, Borrower hereby agrees to promptly pay all reasonable attorneys' fees and expenses or other costs or expenses incurred by Agent in connection with this Amendment and the transactions contemplated hereby.

                            [SIGNATURE PAGES FOLLOW]



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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date set forth above.

                    MHC OPERATING LIMITED PARTNERSHIP, an
                    Illinois limited partnership

                            By: MANUFACTURED HOME
                            COMMUNITIES, INC., a Maryland corporation, as General Partner

                            By: /s/ Ellen Kelleher
                               ------------------------------------------------
                            Name:  ELLEN KELLEHER
                                 ----------------------------------------------
                            Title: EXECUTIVE VICE PRESIDENT & GENERAL COUNSEL
                                  ---------------------------------------------

                    MANUFACTURED HOME COMMUNITIES, INC., a
                    Maryland corporation

                            By: /s/ Ellen Kelleher
                               ------------------------------------------------
                            Name:  ELLEN KELLEHER
                                 ----------------------------------------------
                            Title: EXECUTIVE VICE PRESIDENT & GENERAL COUNSEL
                                  ---------------------------------------------


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                 WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                 Agent, Swingline Lender, Issuing Lender and a Lender

                          By: /s/ Steven R. Lowery
                             -------------------------------
                          Name:  STEVEN R. LOWERY
                               -----------------------------
                          Title:  VICE PRESIDENT
                                ----------------------------
                 Commitment: $50,000,000



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                           BANK OF AMERICA NATIONAL TRUST AND
                           SAVINGS ASSOCIATION, as Syndication Agent and a
                           Lender

                                    By: /s/ Megan McBride
                                       ---------------------------
                                    Name:  Megan McBride
                                         -------------------------
                                    Title:  Vice President
                                          ------------------------

                           Commitment: $33,333,333.33



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                           MORGAN GUARANTY TRUST COMPANY OF NEW
                           YORK, as Documentation Agent and a Lender

                                    By: /s/ Richard L. Dugoff
                                       ---------------------------
                                    Name:  Richard L. Dugoff
                                         -------------------------
                                    Title:  Vice President
                                          ------------------------

                           Commitment: $33,333,333.33



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                         COMMERZBANK AKTIENGESELLSCHAFT, Chicago
                         Branch, as a Lender

                                  By: /s/ Douglas P. Traynor /s/ Christian Berry
                                     -------------------------------------------
                                  Name:  Douglas P. Traynor  Christian Berry
                                       -----------------------------------------
                                  Title:  Vice President     Assistant Treasurer
                                        ----------------------------------------

                         Commitment: $33,333,333.33



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                               LASALLE NATIONAL BANK, as a Lender

                                    By: /s/ Peter Margolin
                                       ---------------------------------
                                    Name:  Peter Margolin
                                         -------------------------------
                                    Title:  Commercial Banking Officer
                                          ------------------------------

                               Commitment: $25,000,000

                               Address:
                               LaSalle National Bank
                               135 South LaSalle
                               3rd Floor, Suite 1225
                               Chicago, Illinois 60603
                               Attention: Peter Margolin
                               Telecopy: 312-904-6691




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